Income Taxes	6 Months Ended
Jun. 30, 2018
Income Tax Disclosure [Abstract]
Income Taxes
INCOME TAXES

For the three months ended June 30, 2018 and 2017, the Corporation’s effective tax rates were 17% and 25%, respectively. For the six months ended June 30, 2018 and 2017, the Corporation's effective tax rates were 11% and 24%, respectively. The decrease in the effective tax rate was primarily driven by the reduction in the U.S. federal corporate tax rate from 35% to 21%, effective January 1, 2018. On a year-to-date basis, the decrease was also due to a one-time $30 million remeasurement of the Corporation's deferred income tax liabilities, which resulted from an election to file a consolidated state income tax return.